FIRST AMENDMENT OF CREDIT AGREEMENTS

                              Dated: March 13, 1996


         This sets forth the First Amendment of that certain Credit Agreement - Term Loan Facility dated as of December 29, 1995 (the "Term Loan Agreement") and that certain Credit Agreement - Revolving Credit Facility dated as of December 29, 1995 (the "Revolving Credit Agreement") between THE CHASE MANHATTAN BANK, NATIONAL ASSOCIATION ("Chase"), FLEET BANK ("Fleet"), NATWEST BANK N.A. ("NatWest"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("Credit Lyonnais") and CONMED CORPORATION ("Borrower"). Hereafter, the Term Loan Agreement and the Revolving Credit Agreement are sometimes referred to collectively as the "Credit Agreements" and Chase, Fleet, NatWest and Credit Lyonnais are sometimes referred to collectively as the "Banks." Terms which are capitalized in this First Amendment and not otherwise defined herein, and which are defined in the Credit Agreements, shall have the meanings ascribed to them in the Credit Agreements.

                                    RECITALS

         A. The Term Loan Agreement provides for Term Loans to Borrower in the aggregate amount of $65,000,000.00 and the Revolving Credit Agreement provides for Revolving Credit Loans to Borrower in the aggregate amount of $15,000,000.00.

         B. Borrower is in the process of preparing for a public offering of its common shares ("Borrower's Public Offering") and Borrower anticipates that the net proceeds of this offering will be at least $49,000,000.00. Borrower and the Banks have agreed that the net proceeds of Borrower's Public Offering will be applied against Loans made pursuant to the Credit Agreements and that if the outstanding balance of the Loans under the Credit Agreements is reduced by at least $49,000,000.00, any remaining balance under the Term Loan Agreement shall be converted to a Revolving Credit Loan and the Commitments for Loans under the Revolving Credit Agreement shall be increased to an aggregate of $60,000,000.00.

         C. In light of the anticipated reduction of its overall borrowings from the Banks, Borrower has requested that the number of Banks be reduced from four to three. Accordingly, assuming satisfaction of the conditions precedent set forth below, NatWest will not be a party to the amended credit facility.

         D. Borrower and the Banks have also agreed to certain other changes in the terms of the Loans as set forth in the Amended and Restated Credit Agreement-Revolving Credit Facility attached as Exhibit A.

                                      TERMS

         NOW, THEREFORE, in consideration of the matters recited and the mutual promises and undertakings herein, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, Borrower and the Banks hereby agree as follows:

         1. Prepayment of Loans. Notwithstanding the provisions of Section 2.06(c) of the Term Loan Agreement and the Revolving Credit Agreement, Borrower and the Banks agree that the entire proceeds of Borrower's Public Offering, less fees and expenses incurred and less proceeds due to "Selling Shareholders" as defined in Borrower's prospectus, shall be prepaid against the Loans as provided in this Amendment (the "Prepayments"). Further, Section 2.08(b) of the Credit Agreements notwithstanding, existing Fixed Rate Loans may be prepaid other than on the last day of an Interest Period, but Borrower shall be responsible for payment of any LIBOR breakage costs, fees or expenses resulting from such prepayment of a Fixed Rate Loan.

         2. Application of Prepayments. The Prepayments shall be applied first to satisfy in full all Loans under the Credit Agreements made by NatWest. The Commitments of NatWest shall thereupon terminate and NatWest shall no longer be a party to the Credit Agreements. Further, NatWest shall return all Promissory Notes, Security Agreements, and Guaranty's to Borrower marked "paid" or "canceled." The then remaining balance of the Prepayments shall be applied pro rata against the Term Loans made by each of the remaining Banks. Any remaining balance after all amounts due the Banks under the Term Loan Agreement shall be applied against Loans under the Revolving Credit Agreement.

         3. Conversion to Revolving Credit Loans. After application of the Prepayments provided for in paragraph 2, any remaining principal balance on the Term Loans shall be converted to Revolving Credit Loans and the Term Loan Agreement shall terminate automatically.

         4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all conditions precedent set forth in Article 5 of the Credit Agreement and to the satisfaction of the following additional conditions precedent:

                  a. The net proceeds of Borrower's Public Offering shall be prepaid against the Loans; and

                  b. The principal balance of all Loans under the Credit Agreements shall be reduced by at least forty-nine million dollars ($49,000,000.00). These conditions precedent must be satisfied in full by 5:00 p.m. on May 1, 1996 or this Amendment shall be of no force and effect.

         5.  Amendment  of  Revolving  Credit  Agreement.  Effective  as of  the
Prepayments and the satisfaction of the other conditions precedent, the Revolving Credit Agreement shall automatically be amended as set forth in the attached Amended and Restated Credit Agreement - Revolving Credit Facility.

         6. Affirmation of Facility Documents. Except as hereby amended, the terms of the Credit Agreements shall remain in full force and effect. Borrower hereby reaffirms the Credit Agreements, as amended, and all of its obligations thereunder as well as under all Notes, Security Agreements and other Facility Documents.

         7. Joinder By Subsidiaries. Borrower has five subsidiaries: CONMED Andover Medical, Inc., Consolidated Medical Equipment International, Inc., Aspen Laboratories, Inc., Birtcher Medical Systems, Inc., and NDM, Inc. Each Subsidiary is a Guarantor of all of Borrower's obligations to the Banks pursuant to Unlimited Corporate Guaranty Agreements dated December 29, 1995, and each Subsidiary has executed Guarantor's Security Agreements to secure payment and performance of its obligations under the Guaranties. Each Guarantor executes this First Amendment to acknowledge and consent to Borrower's execution and delivery of this First Amendment and the Amended and Restated Credit Agreement - Revolving Credit Facility, and agrees that nothing contained herein or therein shall be deemed to limit in any way its liability under its Guaranty or Security Agreement. In addition, each Guarantor ratifies and reaffirms its Guaranty and the other Facility Documents executed by the Guarantor, and all obligations thereunder.

         8. Counterparts. This Amendment and all documents relating to it may be executed in counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing a counterpart.

         The foregoing is established by the following signatures of the parties.

                                             BORROWER:

                                             CONMED CORPORATION

                                             By:___________________________
                                             Name: Joseph J. Corasanti
                                             Title:  Vice President


                                             AGENT:

                                             THE CHASE MANHATTAN BANK
                                             (NATIONAL ASSOCIATION)


                                             By:___________________________
                                             Name: Frederick K. Miller
                                             Title:  Vice President

BANKS:

THE CHASE MANHATTAN BANK                     NATWEST BANK N.A.
(NATIONAL ASSOCIATION)

                                             By:___________________________
By:___________________________               Name:  Cameron Gateman
Name:  Frederick K. Miller                   Title:    Vice President
Title:    Vice President

                                             CREDIT LYONNAIS CAYMAN
               FLEET BANK                    ISLAND BRANCH

By:___________________________
Name:  Bruce W. Goodnough                    By:___________________________
Title:    Vice President                     Name:
                                             Title:  Authorized Signature



GUARANTORS:

CONMED ANDOVER MEDICAL, INC.                 BIRTCHER MEDICAL SYSTEMS, INC.

                                             By:________________________________
By:________________________________          Its:_______________________________
Its:_______________________________

CONSOLIDATED MEDICAL EQUIPMENT               NDM, INC.
INTERNATIONAL, INC.
                                             By:________________________________
                                             Its:_______________________________
By:________________________________
Its:_______________________________


ASPEN LABORATORIES, INC.


By:________________________________
Its:_______________________________